As filed with the Securities and Exchange Commission on May 19, 2017

     Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Primo Water Corporation

(Exact name of registrant as specified in its charter)

Delaware	82-1161432
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

101 North Cherry Street	27101
Suite 501	(Zip Code)
Winston-Salem, NC
(Address of principal executive offices)

Primo Water Corporation Amended and Restated 2010 Omnibus Long-Term Incentive Plan

Primo Water Corporation 2010 Employee Stock Purchase Plan

(Full title of the plan)

Mark Castaneda

Chief Financial Officer

Primo Water Corporation

101 North Cherry Street

Suite 501

Winston-Salem, North Carolina 27101

(Name and address of agent for service)

(336) 331-4000

(Telephone number, including area code,

of agent for service)

____________________________

Please send copies of all communications to:

Sean M. Jones

K&L Gates LLP

214 North Tryon Street, Suite 4700

Charlotte, North Carolina 28202

(704) 331-7400

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer □	Accelerated filer ☑
Non-accelerated filer □	Smaller reporting company □
(Do not check if a smaller reporting company)	Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 7(a)(2)(B) of the Securities Act. □

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, $0.001 par value per share, to be issued under the Amended and Restated 2010 Omnibus Long-Term Incentive Plan	2,500,000 (2)	$11.10 (4)	$27,750,000 (4)	$3,216.23
Common Stock, $0.001 par value per share, to be issued under the 2010 Employee Stock Purchase Plan	150,000 (3)	$11.10 (4)	$1,665,000 (4)	$192.97

________________________

(1)

Pursuant to Rule 416(a) and (b) under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover additional shares of Common Stock which may become issuable by reason of any stock split, stock dividend or other similar transaction which results in an increase in the number of the Registrant’s outstanding shares of Common Stock.

(2)

Represents an increase to the authorized number of shares of Common Stock as to which equity compensation may be granted under the Amended and Restated 2010 Omnibus Long-Term Incentive Plan approved by the Registrant’s stockholders.

(3)

Represents an increase to the authorized number of shares of Common Stock as to which equity compensation may be granted under the 2010 Employee Stock Purchase Plan approved by the Registrant’s stockholders.

(4)

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h) of the Securities Act and based on the average of the high and low prices of the Common Stock at May 17, 2017 as reported on the Nasdaq Global Market.

EXPLANATORY NOTE

Pursuant to General Instruction E to Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement on Form S-8 is filed by Primo Water Corporation, a Delaware corporation (the “Company” or “Registrant”), for the purpose of registering 2,500,000 additional shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for offer and sale under the Primo Water Corporation Amended and Restated 2010 Omnibus Long-Term Incentive Plan, as amended (the “2010 Plan”), pursuant to an amendment to the 2010 Plan approved by the Company’s stockholders on April 27, 2017 (the “Omnibus Plan Amendment”). After taking into account the shares added by the Omnibus Plan Amendment, the aggregate number of shares of Common Stock that may be issued under the 2010 Plan is 6,218,723, which includes (i) 718,723 shares of Common Stock previously registered under the Registration Statement on Form S-8, File No. 333-175165, filed with the Securities and Exchange Commission (the “SEC”) on June 27, 2011 (the “2011 Registration Statement); (ii) 1,500,000 shares of Common Stock previously registered under the Registration Statement on Form S-8, File No. 333-192341, filed with the SEC on November 14, 2013 (the “2013 Registration Statement) and (iii) 1,500,000 shares registered under the Registration Statement on Form S-8, File No. 333-203916, filed with the SEC on May 6, 2015 (the “2015 Registration Statement” and, together with the 2011 Registration Statement and the 2013 Registration Statement, the “Original Registration Statements”).

Additionally, pursuant to General Instruction E to Form S-8 under the Securities Act, this Registration Statement on Form S-8 is filed by the Company for the additional purpose of registering 150,000 additional shares of the Company’s Common Stock for sale under the Primo Water Corporation 2010 Employee Stock Purchase Plan, as amended (the “ESPP”), pursuant to an amendment to the ESPP approved by the Company’s stockholders on April 27, 2017 (the “ESPP Amendment”). After taking into account the shares added by the ESPP Amendment, the aggregate number of shares of Common Stock that may be issued under the ESPP is 423,958, which includes (i) 23,958 shares of Common Stock previously registered under the 2011 Registration Statement and (ii) 250,000 shares of Common Stock previously registered under the 2013 Registration Statement.

On May 19, 2017, we filed with the SEC Post-Effective Amendments (the “Post-Effective Amendments”) to each of the Original Registration Statements in which the Company expressly adopted each of the Original Registration Statements as its own registration statement (except as specifically amended by the Post-Effective Amendments) under Rule 12g-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as a successor issuer to Primo Water Operations, Inc. (formerly known as “Primo Water Corporation”) (the “Predecessor”). The Company became a successor issuer to the Predecessor upon the completion of a reorganization under Section 251(g) of the Delaware General Corporation Law, pursuant to which a holding company structure was created and the Predecessor became a wholly-owned subsidiary of the Company.

Pursuant to Instruction E to Form S-8, the Company hereby incorporates the Original Registration Statements by reference (except to the extent expressly superseded herein).

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.      Incorporation of Documents by Reference.

The following documents previously filed by the Registrant with the SEC are incorporated by reference into this Registration Statement:

●	Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on March 16, 2017;

●	Quarterly Report on Form 10-Q for the period ended March 31, 2017 filed with the SEC on May 10, 2017;

●	Current Reports on Form 8-K filed on April 28, 2017 and May 19, 2017 (other than portions of those documents furnished but deemed not to have been filed); and

●

The description of the Registrant’s common stock contained in the Registration Statement on Form S-1 filed with the SEC on March 12, 2010, as amended (File No. 333-165452), which description is incorporated by reference into the Registration Statement on Form 8-A (File No. 001-34850) filed with the SEC pursuant to Section 12(b) of the Exchange Act on August 11, 2010, including any amendment or report filed for the purpose of updating such description.

All reports and other documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof, and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such reports and documents. The Registrant is not incorporating by reference any reports or documents or portions thereof that are not considered to be “filed” with the SEC.

Any statement contained in this Registration Statement, in an amendment hereto or in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated herein by reference modifies or supersedes such earlier statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8.      Exhibits.

The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

Exhibit Number	Description

4.1	Amended and Restated Certificate of Incorporation of Primo Water Corporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on May 19, 2017)

4.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Primo Water Corporation (incorporated by reference to Exhibit 3.3 to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-3 (File No. 333-200016) filed on May 19, 2017)

4.3	Bylaws of Primo Water Corporation (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on May 19, 2017)

4.4

Primo Water Corporation Amended and Restated 2010 Omnibus Long-Term Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement for the Company’s 2012 Annual Meeting of Stockholders filed on April 13, 2012)

4.5

Amendment No. 1 to Primo Water Corporation Amended and Restated 2010 Omnibus Long-Term Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement for the Company’s 2015 Annual Meeting of Stockholders filed March 30, 2015)

4.6

Amendment No. 2 to Primo Water Corporation Amended and Restated 2010 Omnibus Long-Term Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement for the Company’s 2017 Annual Meeting of Stockholders filed on March 29, 2017)

4.7

Primo Water Corporation 2010 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.19 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (Registration No. 333-165452) filed on April 26, 2010)

4.8

Amendment No. 1 to Primo Water Corporation 2010 Employee Stock Purchase Plan (incorporation by reference to Appendix B to the Proxy Statement for the Company’s 2012 Annual Meeting of Stockholders filed on April 13, 2012)

4.9

Amendment No. 2 to Primo Water Corporation 2010 Employee Stock Purchase Plan (incorporated by reference to Appendix B to the Proxy Statement for the Company’s 2017 Annual Meeting of Stockholders filed on March 29, 2017)

5.1	Opinion of K&L Gates LLP (filed herewith)

23.1	Consent of BDO USA, LLP (filed herewith)

23.2	Consent of RSM US LLP (filed herewith)

23.3	Consent of K&L Gates LLP (contained in Exhibit 5.1 to this Registration Statement and filed herewith)

24.1	Power of Attorney (set forth on the signature page of this Registration Statement)

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on May 19, 2017.

PRIMO WATER CORPORATION

By:	/s/ Billy D. Prim
Name: Billy D. Prim
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Billy D. Prim, Mark Castaneda and David J. Mills and each of them, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated, in each case on May 19, 2017:

Signature	Title

/s/ Billy D. Prim	Chairman, Chief Executive Officer and Director
Billy D. Prim	(Principal Executive Officer)

/s/ Mark Castaneda	Chief Financial Officer
Mark Castaneda	(Principal Financial Officer)

/s/ David J. Mills	Vice President of Finance
David J. Mills	(Principal Accounting Officer)

/s/ Richard A. Brenner	Director
Richard A. Brenner

/s/ Susan E. Cates	Director
Susan E. Cates

/s/ Jack C. Kilgore	Director
Jack C. Kilgore

/s/ Charles A. Norris	Director
Charles A. Norris

/s/ Malcolm McQuilkin	Director
Malcolm McQuilkin

/s/ Matthew T. Sheehan	Director
Matthew T. Sheehan

/s/ David L. Warnock	Director
David L. Warnock

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amended and Restated Certificate of Incorporation of Primo Water Corporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on May 19, 2017)

4.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Primo Water Corporation (incorporated by reference to Exhibit 3.3 to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-3 (File No. 333-200016) filed on May 19, 2017)

4.3	Bylaws of Primo Water Corporation (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on May 19, 2017)

4.4

Primo Water Corporation Amended and Restated 2010 Omnibus Long-Term Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement for the Company’s 2012 Annual Meeting of Stockholders filed on April 13, 2012)

4.5

Amendment No. 1 to Primo Water Corporation Amended and Restated 2010 Omnibus Long-Term Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement for the Company’s 2015 Annual Meeting of Stockholders filed March 30, 2015)

4.6

Amendment No. 2 to Primo Water Corporation Amended and Restated 2010 Omnibus Long-Term Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement for the Company’s 2017 Annual Meeting of Stockholders filed on March 29, 2017)

4.7

Primo Water Corporation 2010 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.19 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (Registration No. 333-165452) filed on April 26, 2010)

4.8

Amendment No. 1 to Primo Water Corporation 2010 Employee Stock Purchase Plan (incorporation by reference to Appendix B to the Proxy Statement for the Company’s 2012 Annual Meeting of Stockholders filed on April 13, 2012)

4.9

Amendment No. 2 to Primo Water Corporation 2010 Employee Stock Purchase Plan (incorporated by reference to Appendix B to the Proxy Statement for the Company’s 2017 Annual Meeting of Stockholders filed on March 29, 2017)

5.1	Opinion of K&L Gates LLP (filed herewith)

23.1	Consent of BDO USA, LLP (filed herewith)

23.2	Consent of RSM US LLP (filed herewith)

23.3	Consent of K&L Gates LLP (contained in Exhibit 5.1 to this Registration Statement and filed herewith)

24.1	Power of Attorney (set forth on the signature page of this Registration Statement)